UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2009

FIFTH THIRD BANCORP

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of principal executive offices)	(Zip Code)

(513) 534-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 22, 2009, Fifth Third Bancorp issued a press release announcing that Daniel T. Poston, Executive Vice President and Controller of Fifth Third Bancorp, had been appointed as the Chief Financial Officer of Fifth Third and that Ross J. Kari, the former Chief Financial Officer, was leaving the company to take the position of Chief Financial Officer with Freddie Mac. Additionally, Fifth Third announced that Mark Hazel would assume the role of interim Controller. A copy of the above-referenced press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

The Section titled “EXECUTIVE OFFICERS OF THE BANCORP” of the Company’s Annual Report on Form 10-K filed for the fiscal year ended December 31, 2008 is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 - Press release dated September 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

September 22, 2009	By:	/s/ KEVIN T. KABAT
Kevin T. Kabat
President and Chief Executive Officer